REINSURANCE COVER NOTE

                                                           Agreement No:  970008


                MEMORANDUM OF REINSURANCE EFFECTED ON BEHALF OF:

REINSURED:           HOME STATE INSURANCE GROUP
---------
                     HOME STATE INSURANCE COMPANY
                     Red Bank, New Jersey
                     QUAKER CITY INSURANCE COMPANY
                     Trevose, Pennsylvania
                     NEW YORK MERCHANT BAKERS INSURANCE COMPANY
                     Binghamton, New York
                     HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK
                     Binghamton, New York
                     PINNACLE INSURANCE COMPANY
                     Carrollton, Georgia
                     WESTBROOK INSURANCE COMPANY
                     Wallingford, Connecticut
                     (hereinafter referred to as the "Company")

TYPE:                SECOND PERSONAL AUTOMOBILE LIABILITY
----                 EXCESS OF LOSS REINSURANCE AGREEMENT

PERIOD:              Continuous from 12:01 a.m., Eastern Standard Time,
------               January 1, 1997, subject to cancellation at any January 1
                     anniversary thereafter, by either party giving ninety (90) days' prior written notice. Agreement originally effective
                     November 1, 1989.

                     In the event of cancellation, the Company shall have the option to cancel on a cut-off basis or a run-off basis.

                     If run-off is chosen, the Reinsurers shall remain liable for their share of all policies in force hereunder at the effective date of cancellation until the natural expiration or prior cancellation of said policies at expiring terms, not to exceed twelve (12) months after the effective date of cancellation. The additional premium to Reinsurers for run-off shall be the expired rate applied to the unearned premium in force at the time of cancellation.

                     Should this Agreement terminate while a loss occurrence is in progress, the Reinsurers shall be liable for their share of all individual losses resulting from such loss occurrences whether any such individual losses take place before or after such termination.

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


                                                          REINSURANCE COVER NOTE

                                                           Agreement No:  970008


CLASS:               All in-force, new and renewal business classified by the
-----                Company as Personal Automobile Liability.

EXCLUSIONS:          This Agreement shall not apply to:

                     1. Assumed Reinsurance other than business assumed via intra-company reinsurance and Delaware private passenger business written as a 100% Quota Share of companies with whom Quaker City Insurance Company has entered into rollover agreements;
                     2. Loss or liability excluded by the provision of the "Nuclear Incident Exclusion Clauses - Liability - Reinsurance - USA and Canada";
                     3.   Financial Guarantee and Insolvency;
                     4.   Insolvency Funds;
                     5. War Risks, as described in the North American War Risk Exclusion Clause;
                     6. All business derived directly or indirectly from any Pool, Association or Syndicate, except that individual losses from Assigned Risk Plans or similar plans are not excluded;
                     7.   Speed Contests; and
                     8.   Ambulances.

TERRITORIAL
SCOPE:               As per the Company's original policies.
-----

LIMIT AND
RETENTION:           $1,100,000 Ultimate Net Loss each and every loss occurrence
---------            in excess of $100,000 Ultimate Net Loss each and every loss occurrence.

RATE:                Gross Rate:  13.5%; Net Rate:  9.1%
----

                     Rate applies to the Company's Gross Net Earned Premium Income, estimated to be $76,534,700 for 1997.

REPORTS AND
ACCOUNTS:            Accounts and premium are due and payable quarterly  thirty
--------             (30) days after the close of each calendar quarter.


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                                                          REINSURANCE COVER NOTE

                                                           Agreement No:  970008


CEDING
COMMISSION:          32.5% of gross ceded premium.

CONTINGENT
COMMISSION:          Three-Year Block:  January 1, 1997 - December 31, 1999
----------           ------------------------------------------------------

                     Net Earned Reinsurance Premium; Less 17.5% of Net Earned Reinsurance Premium; Less Incurred Losses, including IBNR; Less Deficit, if any, from preceding period; Balance times 100% equals Contingent Commission.

                     Payable annually within ninety (90) days after the close of each year. Unlimited deficit carry forward. Annual calculations at each December 31 thereafter until all losses are settled.

                     Incurred Losses to include IBNR factors as follows: 50% of net earned reinsurance premium at the first calculation at 12/31/97; 30% of net earned reinsurance premium at the second calculation at 12/31/98; 10% of net earned reinsurance premium at the third calculation at 12/31/99 and 0% at subsequent calculations.

                     Calculation of this Contingent Commission shall apply collectively for all Companies reinsured under this Agreement, and not individually.

GENERAL
CONDITIONS:          The Company shall have permission to purchase Pennsylvania
----------           catastrophic personal injury protection excess of loss
                     reinsurance, recoveries under which shall inure to the benefit of this Agreement.

CLAUSES:             Parties to the Agreement.
-------              Net Retained Lines.
                     Ultimate Net Loss - Loss Adjustment Expenses pro rata in
                       addition to the limits of the Agreement.
                     Extra Contractual Obligations on a 90%/10% basis within the limit of the Agreement.
                     Loss in Excess of Policy Limits on a 90%/10% basis within
                       the limit of the Agreement.
                     Subrogation.
                     Salvage and Recoveries.


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

                                                          REINSURANCE COVER NOTE

                                                           Agreement No:  970008


CLAUSES
(Continued):         Definition of Loss Occurrence.
-----------          Loss Notice and Settlements.
                     Funding of Reserves.
                     Currency.
                     Taxes.
                     Access to Records.
                     Errors and Omissions not to override Loss Notice and
                       Settlements, and not to apply to Exclusions.
                     Original Conditions.
                     Insolvency.
                     Arbitration.
                     Federal Excise Tax.
                     Service of Suit - NMA 1998 - Mendes & Mount (where
                       applicable).
                     Offset.
                     Severability.
                     Minet Re North America, Inc. Intermediary.

WORDING:             As per expiring Reinsurance Agreement as far as applicable
-------              and as noted herein, which complies with the requirements
                     of the State of New York Insurance Department.

REINSURERS:
----------


                             NAIC
           FEIN No.          No.        Through Minet Re North America                  Share
           --------          -----      ------------------------------                  -----
           23-0580680        24457      Reliance Insurance Company
                                          through Reliance Reinsurance Corp.             25%
                                          Philadelphia, Pennsylvania
           16-0366830        22314      Underwriters Reinsurance Company                 25%
                                          Concord, New Hampshire                         --

                                            TOTAL PLACEMENT:                             50%
                                                                                         ===

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


                                                          REINSURANCE COVER NOTE

                                                           Agreement No:  970008


We will periodically provide a list of those companies with which Minet Re North America, Inc. is affiliated, which may be parties to this placement. This list is available on request.

FOR AND ON BEHALF OF:

MINET RE NORTH AMERICA, INC.


___________________________                          DATE:  _______________
Senior Vice President


AGREED TO:

HOME STATE INSURANCE GROUP

HOME STATE INSURANCE COMPANY
QUAKER CITY INSURANCE COMPANY
NEW YORK MERCHANT BAKERS INSURANCE COMPANY
HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK
PINNACLE INSURANCE COMPANY
WESTBROOK INSURANCE COMPANY




___________________________                          DATE:  _______________
Authorized Signature

Please examine this document carefully and advise us immediately if any of the details on the security used are not in accordance with your order or requirements.


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